SUPPLEMENT TO THE PROSPECTUS
                                       OF
                          EVERGREEN SHORT-INTERMEDIATE
                                 MUNICIPAL FUND
                                  (the "Fund")
                                      Dated
                                September 3, 1997


         The section of the Fund's prospectus entitled "Portfolio Managers" under "Management of the Funds" is hereby supplemented to reflect the following change:

         Richard  K.  Marrone  is  the  portfolio   manager  for  the  Evergreen
Short-Intermediate Municipal Fund. Since joining First Union in 1993, Mr. Marrone has been a Vice President and Senior Fixed Income Portfolio Manager, with over 15 years of investment and market experience. Prior to joining First Union, Mr. Marrone was employed at Woodbridge Capital Management where he served as a portfolio manager for mutual and common trust funds from 1982-1993.





December 4, 1997